Exhibit 99.12(c)

Aberdeen Chile Fund, Inc.

AMEX: CH   Cusip: 00301W105

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

ABERDEEN CHILE FUND, INC. ANNOUNCES PAYMENT OF CASH ELECTION DIVIDEND

(Philadelphia, November 15, 2011) --The Board of Directors of the Aberdeen Chile Fund, Inc. (NYSE AMEX:  CH) (the “Fund”) is pleased to report the Fund’s payment of a distribution of $0.80345 per share of common stock, which was declared on September 7, 2011 and payable on November 15, 2011, to shareholders of record at the close of business on September 21, 2010.

As previously announced, the distribution was payable in the Fund’s common stock.  However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $0.14865 per share or 18.5% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $16.96 per share, which equaled the average closing price of the Fund’s common shares on the NYSE AMEX on November 7, 2011 and the two preceding trading days.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid year-to-date from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital.

	Estimated Amounts of Current Quarterly Distribution per share ($)	Estimated Amounts of Current Quarterly Distribution per share (%)	Estimated Amounts of Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains	-	-	-	-
Net Realized Long-Term Capital Gains	$0.80345	100%	$2.36345	100%
Return of Capital	-	-	-	-
Total (per common share)	$0.80345	100%	$2.36345	100%

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2011 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods as well as the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/11	11.30%
Current Fiscal Period’s Annualized Distribution Rate on NAV[1]	17.63%
Year-to Date (1/1/2011 to 10/31/2011)
Cumulative Total Return on NAV	(21.98)%
Cumulative Distribution Rate on NAV[1]	14.40%

________________

1 Based on the Fund’s NAV as of October 31, 2011.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”), which is to provide investors with a stable quarterly distribution.

Pursuant to an exemptive order granted to the Fund by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower long-term capital gains rate.  If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share.  The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the distribution.  The Distribution Policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains distributions in that year).  The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share.  Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure:  To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a fund will achieve its investment objective. Past performance does not guarantee future results.

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal.

November 15, 2011

Aberdeen Chile Fund, Inc.

AMEX: CH   Cusip: 00301W105

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Chile Fund, Inc. (NYSE AMEX:  CH) (the “Fund”), a closed-end equity fund, today announced that it paid on January 13, 2012, a distribution US $0.50960 per share to all shareholders of record as of December 30, 2011. This distribution is comprised of the quarterly distribution of US $0.47 per share declared on December 8, 2011 and a special distribution of US $0.03960 declared on December 22, 2011.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital.  The estimated composition of the distributions may vary from quarter to quarter because they may be impacted by future income, expenses and realized gains and losses on securities.

	Estimated Amounts of Current Quarterly Distribution per share ($)	Estimated Amounts of Current Quarterly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.12000	24%	$0.12000	4%
Net Realized Short-Term Capital Gains	-	-	-	-
Net Realized Long-Term Capital Gains	$0.38960	76%	$2.75305	96%
Return of Capital	-	-	-	-
Total (per common share)	$0.50960	100%	$2.87305	100%

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2011 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods as well as the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/11	8.80%
Current Fiscal Period’s Annualized Distribution Rate on NAV[1,2]	14.01%
Year-to Date (1/1/2011 to 12/31/2011)
Cumulative Total Return on NAV	(23.13)%
Cumulative Distribution Rate on NAV[1]	19.83%

________________

1 Based on the Fund’s NAV as of December 31, 2011.

2 Does not include special distributions of US$0.80345 and US $0.03960 declared on September 7, 2011 and December 22, 2011, respectively.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the Distribution Policy (the “Distribution Policy”), which is to provide investors with a stable quarterly distribution.

Pursuant to an exemptive order granted to the Fund by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower long-term capital gains rate.  If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share.  The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the distribution.  The Distribution Policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains distributions in that year).  The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share.  Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure:  To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the

Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a fund will achieve its investment objective. Past performance does not guarantee future results.

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal.

January 13, 2012

Aberdeen Chile Fund, Inc.

AMEX: CH   Cusip: 00301W105

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Chile Fund, Inc. (NYSE AMEX:  CH) (the “Fund”), a closed-end equity fund, today announced that it paid on April 13, 2012  a distribution of US$0.4300 per share of common stock to all shareholders of record as of March 30, 2012.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital.  The estimated composition of the distributions may vary from quarter to quarter because they may be impacted by future income, expenses and realized gains and losses on securities.

	Estimated Amounts of Current Quarterly Distribution per share ($)	Estimated Amounts of Current Quarterly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0300	7%	$0.0300	7%
Net Realized Short-Term Capital Gains	-	-	-	-
Net Realized Long-Term Capital Gains	$0.2500	58%	$0.2500	58%
Return of Capital	$0.1500	35%	$0.1500	35%
Total (per common share)	$0.4300	100%	$0.4300	100%

The Fund may estimate that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield,” “income” or “profit.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2012 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods as well as the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 03/31/12	11.10%
Current Fiscal Period’s Annualized Distribution Rate on NAV[1]	10.23%
Year-to Date (1/1/2012 to 03/31/2012)
Cumulative Total Return on NAV	18.97%
Cumulative Distribution Rate on NAV[1]	2.56%

________________

1 Based on the Fund’s NAV as of March 31, 2012.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the Distribution Policy (the “Distribution Policy”), which is to provide investors with a stable quarterly distribution.

Pursuant to an exemptive order granted to the Fund by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower long-term capital gains rate.  If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share.  The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the distribution.  The Distribution Policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains distributions in that year).  The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share.  Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure:  To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a fund will achieve its investment objective. Past performance does not guarantee future results.

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal.

April 13, 2012

Aberdeen Chile Fund, Inc.

AMEX: CH   Cusip: 00301W105

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Chile Fund, Inc. (NYSE AMEX:  CH) (the “Fund”), a closed-end equity fund, today announced that it paid on July 13, 2012  a distribution of US$0.4100 per share of common stock to all shareholders of record as of June 29, 2012.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital.  The estimated composition of the distributions may vary from quarter to quarter because they may be impacted by future income, expenses and realized gains and losses on securities.

	Estimated Amounts of Current Quarterly Distribution per share ($)	Estimated Amounts of Current Quarterly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0820	20%	$0.1662	20%
Net Realized Short-Term Capital Gains	-	-	-	-
Net Realized Long-Term Capital Gains	$0.2255	55%	$0.4612	55%
Return of Capital	$0.1025	25%	$0.2126	25%
Total (per common share)	$0.4100	100%	$0.8400	100%

The Fund may estimate that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield,” “income” or “profit.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2012 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods as well as the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 06/30/12	5.69%
Current Fiscal Period’s Annualized Distribution Rate on NAV[1]	10.96%
Year-to Date (1/1/2012 to 06/30/2012)
Cumulative Total Return on NAV	10.06%
Cumulative Distribution Rate on NAV[1]	5.54%

________________

1 Based on the Fund’s NAV as of June 30, 2012.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the Distribution Policy (the “Distribution Policy”), which is to provide investors with a stable quarterly distribution.

Pursuant to an exemptive order granted to the Fund by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower long-term capital gains rate.  If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share.  The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the distribution.  The Distribution Policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains distributions in that year).  The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share.  Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure:  To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a fund will achieve its investment objective. Past performance does not guarantee future results.

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal.

July 13, 2012